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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):    October 26, 2001




                                IMAGEMAX, INC.
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              (Exact Name of Registrant as Specified in Charter)

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
        Pennsylvania                             0-23077                                 23-2865585
--------------------------------      ------------------------------       ------------------------------------
(State or Other Jurisdiction             (Commission file number)             (I.R.S. Employer Identification
    of Incorporation or                                                                   Number)
       Organization)
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          455 Pennsylvania Avenue, Suite 128,                    19034
              Fort Washington, Pennsylvania
   ----------------------------------------------------     ----------------
        (Address of Principal Executive Offices)               (Zip Code)



                                  (215) 628-3600
               (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------

          On October 26, 2001, ImageMax, Inc. announced that Andrew R. Bacas has resigned from the Board of Directors of ImageMax, Inc. effective October 26, 2001, in order to pursue other business interests.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: October 26, 2001                          IMAGEMAX, INC.
      ----------------

                                                By: /s/ Mark P. Glassman
                                                --------------------------------
                                                    Mark P. Glassman
                                                    Chief Executive Officer